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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 5, 1999
                                                        -----------------

                              GLOBAL OUTDOORS, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Alaska                          0-17287                 33-0074499
-------------------------            ------------         ----------------------
(State or other juris-                (Commission         (IRS Employer Identi-
diction of incorporation             File Number)            fication Number)
   or organization)



                      43445 Business Park Drive, Suite 113
                           Temecula, California 92590
--------------------------------------------------------------------------------
              (Address and zip code of principal executive offices)



                                 (909) 699-4749
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changes since last report.)




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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On January 5, 1999, the Company finalized its decision to dismiss Corbin & Wertz ("Corbin"), Certified Public Accountants, in regard to the audit of the Company's financial statements for the year ended December 31, 1998.

           The reason for this decision was the Company's desire to retain another accounting firm.

           Corbin's report on the financial statements for the year ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope, or accounting principles.

           The decision to change accountants was made by the Chief Executive Officer and Senior Vice President who constitute two of the three members of the Board of Directors.

           During the Company's two most recent fiscal years and the interim period after December 31, 1997, through the date of dismissal, there were no disagreements with Corbin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Corbin, would have caused Corbin to make a reference to the subject matter of the disagreement(s) in connection with its report.


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           On January 6, 1999, a new independent accounting firm, J. H. Cohn
      LLP, Certified Public Accountants, 1420 Kettner Boulevard, Suite 411, San Diego, California 92101, were engaged by the Company as the principal accountants to audit the Company's financial statements for the year ended December 31, 1998.

           See letter from Corbin attached as an exhibit hereto.

ITEM 5.    OTHER EVENTS.

           Not Applicable.

ITEM 6.    RESIGNATIONS OF THE REGISTRANT'S DIRECTORS.

           Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibit 16.1 Letter from Corbin & Wertz on change in certifying accountant.

ITEM 8.    CHANGE IN FISCAL YEAR.

           Not Applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GLOBAL OUTDOORS, INC.
                                      (Registrant)



Date:  January 6, 1999                BY: /S/ Richard K. Dickson II
                                         --------------------------------
                                         RICHARD K. DICKSON II
                                         General Counsel and Sr. VP



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                                  EXHIBIT INDEX


         Exhibit:

         16.1     Letter from Corbin & Wertz on change in certifying accountant.